UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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MISSION COMMUNITY BANCORP

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MISSION COMMUNITY BANCORP
3380 South Higuera Street
San Luis Obispo, California  93401
(805) 782-5000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 16, 2010
4:00 P.M.

________________

TO THE SHAREHOLDERS OF MISSION COMMUNITY BANCORP:

NOTICE IS HEREBY GIVEN that pursuant to the Bylaws of Mission Community Bancorp (the “Company”) and the call of its Board of Directors, the 2010 Annual Meeting of Shareholders (the “Meeting”) of Mission Community Bancorp will be held at MISSION COMMUNITY BANCORP’S PRINCIPAL EXECUTIVE OFFICES, 3380 South Higuera Street, San Luis Obispo, California 93401, on Wednesday, June 16, 2010 at 4:00 p.m., for the purpose of considering and voting upon the following matters:

1.	Election of Directors. To elect the following ten persons to the Board of Directors to serve until the 2011 Annual Meeting of Shareholders and until their successors are elected and have qualified:

Bruce M. Breault	Anita M. Robinson
William B. Coy	Gary E. Stemper
Howard N. Gould	Brooks W. Wise
Richard Korsgaard	Karl F. Wittstrom
James W. Lokey	Stephen P. Yost

2.	Ratification of Appointment of Independent Public Accountants. The ratification of Perry-Smith LLP as independent auditors for the Company for the 2010 fiscal year.

3.	Other Business. Transacting such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

Only those shareholders of record as of the close of business on April 29, 2010 will be entitled to notice of and to vote at the Meeting.

WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, USING THE ENCLOSED POSTAGE PAID RETURN ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.  IF YOU ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY.  THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.  IN ORDER TO PROVIDE ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

The Bylaws of Mission Community Bancorp provide for nominations of directors in the following manner:

“2.14 NOMINATIONS OF DIRECTORS.  Nominations for election to the Board of Directors may be made by the Board of Directors or by any stockholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors.  Nominations, other than those made by or on behalf of the existing management of the corporation, shall be made in writing and shall be delivered or mailed to the president of the corporation, not less than 14 days nor more than 50 days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than 21 days notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the president of the corporation not later than the close of business on the seventh day following the day on which the notice of meeting was mailed.  Such notification shall contain the following information to the extent known to the shareholder:

(1)	The name and address of each proposed nominee.

(2)	The principal occupation of each proposed nominee.

(3)	The total number of shares of common stock of the corporation that will be voted for each proposed nominee.

(4)	The name and residence of the notifying shareholder.

(5)	The number of shares of common stock of the corporation owned by the notifying shareholder.

Nominations not made in accordance herewith shall, in his/her discretion, be disregarded by the chairperson of the meeting, and upon his/her instructions, the vote tellers shall disregard all votes cast for each such nominee.”

Dated:  May 15, 2010

By Order of the Board of Directors

/s/ Karl F. Wittstrom
Karl F. Wittstrom

Secretary

MISSION COMMUNITY BANCORP

3380 South Higuera Street

San Luis Obispo, California  93401

(805) 782-5000

PROXY STATEMENT

2010 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 16, 2010

4:00 P.M.

INTRODUCTION

This proxy statement is being furnished to shareholders in connection with the solicitation of proxies for use at the 2010 Annual Meeting of Shareholders (the “Meeting”) of Mission Community Bancorp to be held at MISSION COMMUNITY BANCORP’S PRINCIPAL EXECUTIVE OFFICES, 3380 South Higuera Street, San Luis Obispo, California 93401, on Wednesday, June 16, 2010 at 4:00p.m., and at any and all adjournments thereof.

It is anticipated that this Proxy Statement and the accompanying Notice will be mailed on or about May 15, 2010 to shareholders eligible to receive notice of and to vote at the meeting.

The matters to be considered and voted upon at the Meeting include:

1.	Election of Directors. To elect the following ten persons to the Board of Directors to serve until the 2011 Annual Meeting of Shareholders and until their successors are elected and have qualified:

Bruce M. Breault	Anita M. Robinson
William B. Coy	Gary E. Stemper
Howard N. Gould	Brooks W. Wise
Richard Korsgaard	Karl F. Wittstrom
James W. Lokey	Stephen P. Yost

2.	Ratification of Appointment of Independent Public Accountants. To ratify the appointment of Perry-Smith LLP as independent auditors for the Company for the 2010 fiscal year.

3.	Other Business. Transacting such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

SHAREHOLDERS ARE STRONGLY ENCOURAGED TO VOTE “AUTHORITY GIVEN” FOR PROPOSAL 1 AND “FOR” PROPOSAL 2

Return to Notice of Annual Meeting

GENERAL

Revocability of Proxies

A proxy for use at the Meeting is enclosed.  Any shareholder who executes and delivers such proxy has the right to revoke it at any time before it is exercised by filing with the Secretary of Mission Community Bancorp an instrument revoking it or a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.  Subject to such revocation, all shares represented by a properly executed proxy received in time for the Meeting will be voted by the proxy holders whose names are set forth in the accompanying proxy in accordance with the instructions on the proxy.  If no instruction is specified with respect to a matter to be acted upon, the shares represented by the proxy will be voted in favor of the election of the nominees for director set forth herein, in favor of the ratification of the selection of the Company’s independent public accountants and, if any other business is properly presented at the Meeting, in accordance with the recommendations of the Board of Directors.

Solicitation of Proxies

The expense of preparing, assembling, printing and mailing this proxy statement and the material used in this solicitation of proxies will be borne by Mission Community Bancorp.  It is contemplated that proxies will be solicited through the mails, but officers, directors and regular employees of Mission Community Bank may solicit proxies personally.  Although there is no formal agreement to do so, Mission Community Bancorp may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to shareholders whose stock in Mission Community Bancorp is held of record by such entities.  In addition, Mission Community Bancorp may use the services of individuals or companies it does not regularly employ in connection with the solicitation of proxies, if management determines it advisable.

VOTING SECURITIES

The close of business on April 29, 2010 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at this year’s annual meeting.  As of the Record Date there were outstanding 3,345,602 shares of Mission Community Bancorp’s common stock, without par value, which is the only class of equity securities of Mission Community Bancorp entitled to vote on the matters presented at the Meeting.  Any holder of shares of common stock represented by a proxy which has been returned properly signed by the shareholder of record will be considered present for the purposes of determining whether a quorum exists even if such proxy contains abstentions or broker non-votes.  A quorum sufficient for the conduct of business at the Meeting will consist of a majority of the outstanding shares of common stock of Mission Community Bancorp at the close of business on the Record Date.

Proxies including broker non-votes with respect to any matter brought to a vote will not be counted as shares voted on the particular matter as to which the broker non-vote is indicated.  Therefore, broker non-votes will have no effect when determining whether the requisite vote has been obtained to pass a particular matter.  However, proxies indicating “abstain” or “withhold authority” with respect to any matter brought to a vote will be counted as shares voted on the particular matter as to which the abstention or withhold authority is indicated and will have the effect of voting against the matter.

Each share of common stock is entitled to one vote on any matter submitted to the vote of the shareholders, except that in connection with the election of directors, the shares are entitled to be voted cumulatively.  If there is no cumulative voting for directors declared at the meeting, then directors will be elected by plurality vote meaning that the ten nominees receiving the highest number of votes will be elected as directors.  If, prior to the election of directors, any shareholder has given notice that he intends to cumulate his votes, then, for the election of directors only, each shareholder may cumulate votes for any nominee.  Cumulative voting entitles a shareholder to give one nominee as many votes as is equal to the number of directors to be elected multiplied by the number of shares owned by such shareholder, or to distribute his or her votes on the same principle between two or more nominees as he or she deems appropriate.  If cumulative voting is declared at the Meeting, votes represented by proxies delivered pursuant to this proxy statement may be cumulated in the discretion of the proxy holders, in accordance with the recommendations of the Board of Directors.  The ten candidates receiving the highest number of votes will be elected.  If for any reason any nominee is unable to serve, the Board of Directors may designate a substitute

Return to Notice of Annual Meeting

nominee, in which event the shares represented by the proxies will be voted for such substitute nominee, unless an instruction to the contrary is indicated on the proxy.

The selection of Perry-Smith LLP as the Company’s independent public accountants will be ratified if a majority of votes cast at the meeting are in favor of ratification.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

General

The bylaws of Mission Community Bancorp currently provide for a range of between eight (8) and fifteen (15) directors, with the exact number of directors to be fixed from time to time, within the foregoing range, by a resolution duly adopted by a majority of Mission Community Bancorp’s full board of directors or by a resolution adopted by a majority of the shareholders at any meeting thereof or by written consent.  The exact number of directors is presently fixed at ten (10).

The shareholders are being asked to elect ten (10) directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified.  The persons named below, all of whom currently serve as members of Mission Community Bancorp’s Board of Directors will be nominated for election as directors to serve until the 2011 Annual Meeting of Shareholders and until their successors are elected and have qualified.  In the election of directors the proxy holders intend, unless directed otherwise, to vote for the election of the nominees named below.  In the event that cumulative voting is employed in the election of directors, the proxy holders intend, unless directed otherwise, to distribute the votes represented by each proxy among the nominees named below so as to elect all or as many of them as possible.  In the event any of the nominees should be unable to serve as a director, it is intended that the proxy will be voted for the election of such substitute nominees, if any, as shall be designated by the Board of Directors.  Management has no reason to believe that any nominee will become unavailable.  Additional nominations can only be made by complying with the procedures set forth in the bylaws of Mission Community Bancorp, as set forth in the Notice of Annual Meeting of Shareholders accompanying this proxy statement.

All members of the Board of Directors of Mission Community Bancorp also serve on the Board of Directors of Mission Community Bank.

Pursuant to the terms of a Stock Purchase Agreement dated January 24, 2008, as amended (the “2008 Agreement”) with Carpenter Fund Manager GP, LLC (the “Manager”), pursuant to which agreement three investment funds managed by the Manager (the “Carpenter Funds”) acquired an aggregate of 333,334 shares of the common stock of Mission Community Bancorp, Mission Community Bancorp has agreed to nominate one person designated by the Manager to its Board of Directors and to continue to nominate one such person for so long as the Carpenter Funds continue to own at least 10% of the issued and outstanding shares of Mission Community Bancorp.  Howard Gould, a nominee to the Board of Directors, is the nominee of the Manager pursuant to the 2008 Agreement.

On December 22, 2009 Mission Community Bancorp entered into a Securities Purchase Agreement (the “2009 Agreement”) with the Manager on behalf of and as General Partner of the Carpenter Funds.  Pursuant to the 2009 Agreement, the Company has agreed, effective upon the first closing under the 2009 Agreement, which occurred on April 27, 2010, and subject to receipt of any required regulatory approvals or non-objections, to appoint as directors of the Company and of Mission Community Bank, three persons identified by the Manager, and to continue to appoint three persons designated by the Manager for as long as the Carpenter Funds beneficially own at least 25% or more of the Company’s common stock.  If the Carpenter Funds’ beneficial ownership of the Company’s common stock is less than 25% but more than 15%, the Manager shall have the right to appoint two (2) directors to the Company's Board and the Bank’s Board and if the Manager’s beneficial ownership interest is less than 15% but more than 5%, the Manager shall have the right to appoint one person to the Company’s Board and the Bank’s Board.  The right to appoint members to the Company’s Board and the Bank’s Board is in addition to and not in lieu of the Manager’s right to appoint one member to the Board of the Company and the Bank pursuant to the 2008 Agreement.  Each of Mr. Yost and Mr. Lokey, nominees for director, are nominees of Manager under the 2009 Agreement.  It is anticipated that Manager will appoint one additional individual to the Company’s Board pursuant

Return to Notice of Annual Meeting

to the 2009 Agreement following the receipt of all required regulatory approvals.  As of the date of this proxy statement, the one additional nominee has not as yet been identified by the Manager.  See “Related Party Transactions,” for a discussion of additional terms of the 2009 Agreement.

Information Concerning Nominees and Incumbent Directors

The following table sets forth the names and certain information as of April 29, 2010 concerning the persons nominated by the Board of Directors for election as directors of Mission Community Bancorp.  The column titled “Year First Elected or Appointed to Board” includes service on the Board of Directors of Mission Community Bank prior to the holding company reorganization in December 2000 pursuant to which Mission Community Bank became a wholly-owned subsidiary of Mission Community Bancorp.

Names and Offices Held With Mission Community Bancorp	Age	Year First Elected or Appointed Director	Principal Occupation for Past Five Years
Bruce M. Breault Director (Founding Chairman of the Board)	68	1996	Partner and Owner, F. McLintocks, Inc. (restaurants) since 1973
William B. Coy Vice Chairman (Immediate Past Chairman of the Board)	72	1996	Owner and Manager, Rancho Rio Conejo (citrus and avocados) since 1979
Howard N. Gould Director 1	60	2008
Vice Chairman of  Carpenter & Company since 2005; Managing Member of Carpenter Fund Manager GP, LLC since 2007; Commissioner of Financial Institutions as appointed by the Governor of California and confirmed by the State Senate (2004-2005); Director of Nara Bancorp, Los Angeles, California; Director of Bridge Capital Holdings, Inc., San Jose, California

Richard Korsgaard Director	68	2005	Retired; Executive Vice President and Chief Credit Officer, Mission Community Bancorp and Mission Community Bank (2002-2005)
James W. Lokey 2 Director and Executive Chairman	62	2010
Banker; President of RaboBank, N.A., Arroyo Grande, CA from 2007 through his retirement on December 31, 2009; President and Chief Executive Officer of Mid-State Bank and Trust from 2000 through its sale in 2007; Director of Mid-State Bancshares, Arroyo Grande, CA (2000-2007)

Anita M. Robinson Director, President and Chief Executive Officer	57	1996	Banker; President and Chief Executive Officer, Mission Community Bancorp since 2000; and Chief Executive Officer of Mission Community Bank since 1996
Gary E. Stemper Director	67	1996	Manager, Eagle Castle Winery, LLC since 2000; Partner, Eberle Winery of Paso Robles (1982-2005); Owner, Gary Stemper Construction Co., since 1967
Brooks W. Wise Director, Executive Vice President	50	2007
Director and Executive Vice President, Mission Community Bancorp and Director and President of Mission Community Bank since 2007; Regional Vice President (2006-2007), Vice President/ Regional Manager (2004-2006) with Union Bank of California

Karl F. Wittstrom Director and Corporate Secretary	58	1997	Co-owner and General Manager of Ancient Peaks Winery; Co-owner and Managing Member of Margarita Vineyards; Co-owner and Managing Member of Santa Margarita Ranch since 2001
Stephen P. Yost 3	64	2010	Principal, Kestrel Advisors since 1997; Executive Vice President/Manager with Comerica Bank (1998-2006); Director of Manhattan Bancorp, El Segundo, California since 2006

1 Mr. Gould was nominated to serve on the Board by Carpenter Fund Manager GP, LLC, a principal shareholder of Mission Community Bancorp, pursuant to the terms of a Stock Purchase Agreement dated January 24, 2008, as amended, between Mission Community Bancorp and Carpenter Fund Manager GP, LLC.  Mr. Gould is one of five Managing Members of Carpenter Fund Manager GP, LLC.  See “Proposal No. 1—Election of Directors—General”.

2 Mr. Lokey was nominated to serve on the Board by Carpenter Fund Manager GP, LLC, a principal shareholder of Mission Community Bancorp, pursuant to the terms of a Securities Purchase Agreement dated December 22, 2009, as amended, between Mission Community Bancorp and Carpenter Fund Manager, GP, LLC.   Mr. Lokey’s service on the Board and as Executive Chairman is subject to receipt of all required regulatory approvals.   See “Proposal No. 1—Election of Directors--General.”

3 Mr. Yost was nominated to serve on the Board by Carpenter Fund Manager GP, LLC, a principal shareholder of Mission Community Bancorp, pursuant to the terms of a Securities Purchase Agreement dated December 22, 2009, as amended, between Mission Community Bancorp and Carpenter Fund Manager, GP, LLC.  See “Proposal No. 1—Election of Directors--General.”
Return to Notice of Annual Meeting

Director Qualifications

We believe the members of our Board of Directors have the proper mix of relevant experience and expertise given the Company’s business, together with a level of demonstrated integrity, judgment, leadership and collegiality, to effectively advise and oversee management in executing our strategy.  In identifying or evaluating potential nominees it is our policy to seek individuals who have the knowledge, experience and personal and professional integrity, to be most effective, in conjunction with the other Board members, in collectively serving the long-term interests of our shareholders.  In addition to the principal occupations of our director nominees as noted in the table above, the Nominating Committee has noted the following skills, attributes and qualifications it considered in nominating directors for the 2010-2011 year:

Bruce M. Breault	•	Thirty-five years experience in running a large business (350 employees) in San Luis Obispo; previous experience as a bank director (12 years with Commerce Bank of San Luis Obispo)
William B. Coy	•
Twelve years experience in marketing and media management; served as Supervisor on the San Luis Obispo County Board of Supervisors (1982-1990); also served as Director of California Avocado Commission (2004-2008) and as Director of San Luis Obispo Chamber of Commerce (1993-1999).

Howard N. Gould	•
Served as a former Commissioner of Financial Institutions providing significant insight into the regulation of financial institutions; Experience as a director of financial institutions; Appointee of Carpenter Fund Manager, GP, LLC, a principal shareholder of the Company.

Richard Korsgaard	•
Significant experience in bank management, including serving as President and Chief Executive Officer and as a director of Mariners Bank, San Clemente, California (1982-1995), and as Executive Vice President and as a director of El Dorado Bank, Irvine, California (1995-2000).

James W. Lokey	•
More than thirty-five years of bank management experience, including:  President and Chief Executive Officer of Downey Savings (1992-1998); President and Chief Executive Officer of Mid-State Bank and Trust (2000-2007); and President of  Rabobank, N.A. (2007-2009); Past Chairman of California Bankers Association; Significant ties in the communities of the Central Coast, including serving as a member of the President’s Cabinet at Cal Poly State University in San Luis Obispo and a Director of Cal Poly Corporation and Chairman of its investment committee and past President and Director for the San Luis Obispo County UCSB Economic Forecast Project; Appointee of Carpenter Fund Manager, GP, LLC, a principal shareholder of the Company.

Anita M. Robinson	•
More than thirty years of bank management experience, including Executive Vice President/Credit Administrator (1989-1994) and President and Chief Executive Officer (1994-1996) for Commerce Bank of San Luis Obispo.  Graduate of Pacific Coast Banking School.  Past Chairman of the California Bankers Association.  Board member of numerous nonprofit, business and higher education organizations, including Chair of Housing Trust Fund; Chair of Community Action Partnership of San Luis Obispo County (formerly EOC); and Chair of the UCSB Economic Forecast Project for San Luis Obispo.  Board member of Pacific Coast Banking School and Cuesta College Foundation.

Gary E. Stemper	•
Significant entrepreneurial skills as a business owner/partner in various business ventures in the construction and wine industries; previous bank director experience as founder, director and chairman of Citizens Bank of Paso Robles for 12 years prior to that bank’s acquisition in 1996; significant ties in the North County Community having previously served as Mayor of Paso Robles.

Brooks W. Wise	•
Strong bank management skills and experience.  Significant community outreach skills.  Served as Board President of several non-profit organizations during his banking career, including most recently on the Santa Maria Chamber of Commerce (2007-2008) and Coastal Business Finance, a SBA Certified Development Corporation (2005-2006).

Karl F. Wittstrom	•
Thirty years of business and real estate development experience mostly as chief executive officer or manager, as well as experience in agriculture.  Mr. Wittstrom served as Vice President of a public company which was a branch of an international service company and was responsible for $35 million in gross revenues.

Stephen P. Yost	•
Thirty-five years of experience in banking, including twenty-six at First Interstate Bank, primarily focused on risk management.  Developed and taught risk management classes to fellow bankers.  Previously, an adjunct professor at Golden Gate University in San Francisco, teaching banking courses in a graduate program.  Appointee of Carpenter Fund Manager GP, LLC, a principal shareholder of the Company.

Board Committees and Other Corporate Governance Matters

In 2009, the Board of Directors of Mission Community Bancorp held 10 meetings.  All of the directors of Mission Community Bancorp attended at least 75% of all Board of Directors and all assigned committee meetings, with the exception of director Roxanne Carr who attended 63% of all meetings held.

In addition to serving on the Board of Directors of Mission Community Bancorp, each of the directors serves on the Board of Directors of Mission Community Bank.  The Board of Directors of Mission Community Bank held 15 meetings, 1 of which was held jointly with the Mission Community Bancorp Board in 2009.  All of the directors of Mission Community Bank attended at least 75% of all Board and assigned committee meetings held in 2009, with the exception of director Roxanne Carr who attended 68% of all meetings held.

The Board has determined that a majority of its current directors are “independent” as that term is defined in Nasdaq’s listing standards.  Specifically, the Board has determined that all of the directors of Mission Community Bancorp other than Anita M. Robinson, the President and Chief Executive Officer of Mission Community Bancorp and Chief Executive Officer of Mission Community Bank, Brooks W. Wise, the Executive Vice President of Mission Community Bancorp and President of Mission Community Bank, and Karl F. Wittstrom, the Corporate Secretary of Mission Community Bancorp, are independent directors.

Mission Community Bancorp and Mission Community Bank have, among others, a standing Audit Committee and Compensation Committee. Mission Community Bancorp has a standing Corporate Governance and Nominating Committee.

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Audit Committee.  The Audit Committee consists of directors Breault, Coy, Korsgaard (Chairman), Stemper and Wittstrom.  The Audit Committee met 6 times in 2009.  The Board of Directors has determined that each member of the Audit Committee has sufficient accounting or related financial management expertise to serve on the Committee and that Mr. Korsgaard meets the qualifications of an “audit committee financial expert” as such term is defined in the rules and regulations of the Securities and Exchange Commission.

The purpose of the Audit Committee is to monitor the quality and integrity of Mission Community Bancorp’s and Mission Community Bank’s accounting, auditing, internal control and financial reporting practices.  The Committee selects the independent accountants, reviews the independence and performance of the independent accountants, and makes certain that the independent accountants have the necessary freedom and independence to freely examine all of the records of Mission Community Bancorp and its subsidiaries.  Further, the Audit Committee pre-approves all audit and permissible non-audit services to be performed by the independent accountants, with certain de minimis exceptions.  Prior to the public release of annual and quarterly financial information, the Committee discusses with  management and the independent accountants the results of the independent accountants’ audit or limited review procedures associated with this information.  The Audit Committee oversees internal audit activities, including reviewing the internal audit plan, discussing various internal audit issues with our management, and confirming and assuring the objectivity of internal audits.

The Audit Committee Charter of Mission Community Bancorp and Mission Community Bank requires that the Audit Committee be comprised of at least three directors and further requires that (i) no member of the Audit Committee may serve as an officer of Mission Community Bancorp or Mission Community Bank; provided, that certain officers which are precluded from policy-making functions except in their capacities as directors (i.e., the Chairman of the Board, Vice Chairman of the Board, Corporate Secretary, Immediate Past Chairman and Founding Chairman) are not precluded from service on the Audit Committee; (ii) Audit Committee members are barred from accepting any consulting, advisory or other compensatory fee from Mission Community Bancorp or Mission Community Bank other than in such members’ capacity as a member of the board of directors or a member of any board committee; and (iii) that no Audit Committee member may be an “affiliated person” of Mission Community Bancorp or Mission Community Bank apart from his or her capacity as a member of the Board or any Board committees.  All six members of our Audit Committee meet the requirements for a member of our Audit Committee under our Audit Committee Charter; however, one of the members does not meet the independence requirements set forth in the listing standards of  Nasdaq for audit committee members in that Mr. Wittstrom is our Corporate Secretary.  Nasdaq’s definition of independence would exclude a director who serves as the Corporate Secretary from being independent.  The Board believes that each member of the Audit Committee is free from any relations that would interfere with the exercise of his or her independent judgment as a Committee member.

Corporate Governance and Nominating Committee.  The Board of Directors of Mission Community Bank has a Corporate Governance and Nominating Committee on which all members of the Board of Directors currently serve.  The primary duties and responsibilities of this committee are to (i) develop and recommend corporate governance principles to the Board; (ii) oversee and evaluate the effectiveness of our corporate governance principles; (iii) identify individuals who qualify as potential board candidates consistent with criteria established by the Board; (iv) objectively consider all potential Board candidates, regardless of whether the candidate was recommended by the Board, a shareholder or other source and to recommend candidates to the Board for election at the next annual shareholders meeting.

Compensation Committee.  The Board of Mission Community Bancorp and Mission Community Bank have a standing Compensation Committee of which directors Breault, Coy, Gould, Stemper and Wittstrom are members.  This committee reviews and recommends for Board approval the compensation, benefits and health insurance packages for the Chief Executive Officer, President and other executive officers of Mission Community Bank, as well as the compensation for the directors of Mission Community Bank.  All members of the Compensation Committee are “independent” directors under Nasdaq’s listing standards other than Mr. Wittstrom who is the Corporate Secretary of Mission Community Bancorp.  The Board believes that each member of the Compensation Committee is free from any relations that would interfere with the exercise of his or her independent judgment as a Committee member.

The Chief Executive Officer, although not a member of the Compensation Committee, presents to the Compensation Committee recommendations for the compensation, benefits and health insurance packages for the executive officers of Mission Community Bank.  On an annual basis the Compensation Committee evaluates the performance of the executive officers and reviews the “Annual Director and Executive Compensation Survey” prepared by Perry-Smith, LLP for the California Bankers Association.  This survey provides comparative compensation and benefits information for all banks located in California, utilizing a comparative analysis of both region and asset size. The comparative information provided is for all levels of bank staff, including the executive officers and for the Board of Directors. The Compensation Committee also reviews the “Annual Executive and Director Compensation Survey” prepared by the California Department of Financial Institutions, which provides comparative analysis based on asset size for executive officers and Board of Directors compensation.

Code of Ethics.  Mission Community Bancorp and Mission Community Bank have adopted a Code of Ethics applicable to all of its directors, its principal executive officers and its senior financial officers, including its principal financial officer, principal accounting officer and persons performing similar functions.  The Code sets forth our values and expectations regarding ethical and lawful conduct and is also intended to deter wrongdoing and to promote honest and ethical conduct and compliance with applicable laws and regulations.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE

“AUTHORITY GIVEN” FOR THE ELECTION OF ALL TEN NOMINEES AS DIRECTORS.

Return to Notice of Annual Meeting

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain summary compensation information for the last two fiscal years with respect to the President and Chief Executive Officer of Mission Community Bancorp and its two most highly compensated executive officers other than the Chief Executive Officer whose total compensation for the fiscal year ended December 31, 2009 exceeded $100,000 (the “Named Executive Officers”).

Name and Principal Position	Year	Salary 4	Bonus	Option Awards 5	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation 6	Total
Anita M. Robinson, President and CEO	2009 2008	$175,000 175,000	-- --	-0- $94,037	-- --	-- --	$ 7,062 15,935	$182,062 284,972
Brooks W. Wise, Executive Vice President	2009 2008	$135,000 135,000	-- --	-0- $94,037	-- --	-- --	$ 6,378 15,087	$141,378 244,124
Ronald B. Pigeon, Executive VP and CFO	2009 2008	$130,000 130,000	-- --	-0- -0-	-- --	-- --	$ 5,063 13,549	$135,063 143,549

Components of All other Compensation

The components of the “All Other Compensation” column in the Summary Compensation Table, including perquisites that in the aggregate exceeded $10,000 for an individual, are detailed in the following table.

4 Includes portions of these individual’s salaries which were deferred under Mission Community Bancorp’s 401(k) Plan.  The 401(k) Plan permits participants to contribute a portion of their annual compensation on a pre-tax basis (subject to a statutory maximum), which contributions vest immediately when made.  For the first half of 2009, the Company matched employee contributions at the rate of fifty cents on the dollar up to a maximum of 5% of annual salary.  The employer match was discontinued effective July 1, 2009.

5 Represents the aggregate grant date fair value as computed pursuant to FASB accounting standards for stock compensation.  The grant date fair value of options was estimated at the date of grant using a Black-Scholes option pricing model.

6 Includes perquisites and other compensation.  Additional information regarding other compensation, including perquisites that in the aggregate exceeded $10,000 for an individual, is provided in the “Components of All Other Compensation” table below.

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Name	Year	Auto Allowance	Life Insurance Premiums	401(k) Employer Contributions and Profit Sharing Contributions	Total
Anita M. Robinson	2009 2008	$ 6,000 12,000	$1,062 3,935	0 0	$ 7,062 15,935
Brooks W. Wise	2009 2008	$ 4,500 9,000	$ 378 274	$1,500 5,813	$ 6,378 15,087
Ronald B. Pigeon	2009 2008	$ 3,000 6,000	$ 363 748	$1,700 6,800	$ 5,063 13,549

Employment Agreements

On June 12, 2007 Mission Community Bank and Anita M. Robinson entered into a Second Amended and Restated Employment Agreement, as amended, pursuant to which Ms. Robinson has agreed to continue to serve as the Chief Executive Officer of Mission Community Bank through December 31, 2012.  Pursuant to her employment agreement, Ms. Robinson receives an annual base salary of $175,000, with increases at the sole discretion of the Board of Directors.  In addition, the agreement provides that Ms. Robinson is entitled to receive an annual bonus as determined by the Board of Directors.  Ms. Robinson also receives an automobile allowance and payment of premiums on a $750,000 life insurance policy pursuant to the terms of her employment agreement.  In addition, Ms. Robinson was granted options to purchase an aggregate of 20,532 shares of the common stock of Mission Community Bancorp pursuant to the terms of her employment agreement, which options are for a term of 10 years and vest in five installments of 20% per year over a period of five years.  In the event Ms. Robinson’s employment is terminated without cause, she is entitled to a payment equal to 12 months of her base salary as in effect immediately prior to her termination of employment, payable in equal installments over 12 months in accordance with Mission Community Bank’s normal payroll practices and her bonus earned prior to the date of termination.  In the event Ms. Robinson’s employment is terminated in the event of  a change in control, or if she leaves employment for good cause after a change in control has occurred, Ms. Robinson shall be entitled to a payment equal to 24 months of her base salary in effect immediately prior to the date of termination, payable in one lump sum payment and a lump sum payment equal to the incentive bonus paid to Ms. Robinson for the two years preceding the year in which the termination occurs, as well as any bonus earned by Ms. Robinson prior to the date of termination.  See “Limitations on Executive Compensation under TARP Program,” below.

On June 18, 2007 the Board of Directors and Brooks W. Wise entered into an Employment Agreement, as amended, pursuant to which Mr. Wise has agreed to serve as President of Mission Community Bank through April 1, 2011.  Pursuant to the employment agreement, Mr. Wise receives an annual base salary of $135,000, with increases at the sole discretion of the Board of Directors, which annual base salary shall be increased to $150,000 effective April 1, 2010.  In addition, the agreement provides that Mr. Wise is entitled to receive an incentive bonus as determined in accordance with Mission Community Bank’s Officers’ Incentive Compensation Plan as may be in effect from time to time, together with such other bonus as the Board of Directors shall determine from time to time in its sole discretion.  Mr. Wise also receives an automobile allowance and payment of premiums on a $500,000 life insurance policy.  In addition, Mr. Wise was granted options to purchase an aggregate of 20,532 shares of the common stock of Mission Community Bancorp pursuant to the terms of his employment agreement, which options are for a term of 10 years and vest in five installments of 20% per year over a period of five years.  In the event Mr. Wise’s employment is terminated without cause, he is entitled to a payment equal to six months of his base salary as in effect immediately prior to his termination of employment, payable in equal installments over six months in accordance with Mission Community Bank’s normal payroll practices and his bonus earned prior to the date of termination.  In the event Mr. Wise’s employment is terminated in the event of a change in control, or if he

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leaves employment for good cause after a change in control has occurred, Mr. Wise shall be entitled to a payment equal to 12 months of his base salary in effect immediately prior to the date of termination, payable in one lump sum payment and a lump sum payment equal to the bonus earned by Mr. Wise prior to the date of termination.  See “Limitations on Executive Compensation under TARP Program,” below.

Salary Protection Agreement

Ronald B. Pigeon, our Executive Vice President and Chief Financial Officer entered into a Salary Protection Agreement with Mission Community Bank dated January 18, 2005, as amended.  This agreement provided for a severance benefit of six months of base salary upon termination of employment, or reduction of salary by more than ten percent, upon the occurrence of, or within twelve months following, a merger, and transfer of substantially all of the assets, change in control or other defined corporate reorganization of Mission Community Bancorp or Mission Community Bank.  See “Limitations on Executive Compensation under TARP Program,” below.

Incentive Compensation Plan

The Board of Directors of Mission Community Bank did not adopt an Officers’ Incentive Compensation Plan for 2009.

Limitations on Executive Compensation under TARP Program

In January 2009, the Company issued shares of its Fixed Rate Cumulative Perpetual Preferred Stock, to the United States Department of the Treasury (“UST”) pursuant to the UST’s Troubled Asset Relief Capital Purchase Program (the “TARP Program”).  As a result of the Company’s participation in the TARP Program, there are certain restrictions placed on its executive compensation.  Ms. Robinson, as the Company’s most highly compensated employee, is not eligible to receive any bonuses or incentive awards, other than restricted stock awards.  Further, any restricted stock awards which may be awarded in the future would be subject to the following limitations:  (i) the restricted stock cannot become fully vested until the Treasury no longer holds the Bank’s preferred stock, and (ii) the value of the restricted stock award cannot exceed one-third of Ms. Robinson’s total annual compensation.  Further, none of the Named Executive Officers may receive any severance payments.  These restrictions, as well as certain other restrictions on executive compensation, will remain in place for so long as the Company remains a participant in the TARP Program.

Stock Options

The 1998 Stock Option Plan (“Stock Option Plan”) of Mission Community Bank was assumed by Mission Community Bancorp in connection with the one bank holding company reorganization effected December 15, 2000.  The Stock Option Plan expired on January 20, 2008, with no further grants to be made under this plan.

On May 28, 2008 the Company’s shareholders approved the Mission Community Bancorp 2008 Stock Incentive Plan (“Stock Incentive Plan”) which provides for the issuance of both “incentive” and “nonqualified” stock options to officers and employees, and of “nonqualified” stock options to non-employee directors of Mission Community Bancorp and its subsidiaries.  The purpose of the Stock Incentive Plan is to encourage selected employees and directors of Mission Community Bancorp to acquire a proprietary and vested interest in the growth and performance of the Company; to generate an increased incentive for participants to contribute to the Company’s future success and prosperity, thus enhancing the value of the Company for the benefit of all shareholders; and to enhance the ability of Mission Community Bancorp and its subsidiaries to attract and retain individuals of exceptional talent upon whom, in large measure, its sustained progress, growth and profitability depend.  The Stock Incentive Plan was also designed to provide additional flexibility with respect to equity compensation awards to enable Mission Community Bancorp to remain competitive in the marketplace and to adapt its award strategy to the recent changes in accounting rules relating to stock options.

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Options to purchase an aggregate of 87,564 shares of the common stock of Mission Community Bancorp, with an average exercise price of $16.44 per share, were outstanding under the Stock Option Plan and the Stock Incentive Plan as of December 31, 2009.

There were no options granted to or exercised by the Named Executive Officers in 2009.

The following table sets forth information with respect to options held by the Named Executive Officers at December 31, 2009.

Outstanding Awards at Fiscal Year-End
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable 7	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date

Anita M. Robinson	5,000 4,106	-- 16,426	-- --	$ 8.25 $18.00	2/27/11 5/17/18
Brooks W. Wise	4,106	16,426	--	$18.00	5/17/18
Ronald B. Pigeon	2,400	600	--	$25.50	3/28/15

Compensation to Directors

On February 8, 2007, the Compensation Committee approved a Directors’ Compensation Program, whereby non-employee members of Mission Community Bank’s Board of Directors receive a monthly retainer of $725 per month, in addition to a fee paid for each Committee meeting attended.  The Chairman of the Board also receives an additional fee of $480 per month, with Committee Chairpersons receiving an additional $200 for each respective Committee meeting held.  On June 22, 2009 the Board of Directors unanimously voted to reduce their individual director fees by 50% effective July 1, 2009.

The Directors also received an annual training budget for 2009 of $4,000 per director to be used specifically for bank-related conferences and meetings attended during the year.  No annual training budget has been approved for 2010.  Mission Community Bancorp may also grant stock options to its directors from time to time.  No stock options were granted to the non-employee directors of Mission Community Bancorp in 2009.

The following table sets forth information with regard to compensation earned by non-employee directors in 2009.  Compensation earned by employee-directors is included in the “Summary Compensation Table” above.

7 Unexercisable shares reported for Anita M. Robinson and Brooks W. Wise will vest as follows 4,106 shares available 5/27/10; 4,106 shares available 5/27/11; 4,107 shares available 5/27/12 and 4,107 shares available 5/27/13.  Unexercisable shares reported for Ronald B. Pigeon will vest as follows:  600 shares available 3/28/10.

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Non-Employee Director Compensation Table
Name	Fees Earned or Paid In Cash 8	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

Bruce M. Breault	$12,225	-- 9	--	--	--	$12,225
Roxanne Carr 10	7,525	--	--	--	--	7,525
William B. Coy	15,045	-- 11	--	--	--	15,045
Howard N. Gould	7,075	--	--	--	--	7,075
Richard Korsgaard	10,800	-- 12	--	--	--	10,800
Gary E. Stemper	10,675	-- 13	--	--	--	10,675
Robin L. Rossi 14	2,675	--	--	--	--	2,675
Karl F. Wittstrom 15	9,500	--	--	--	--	9,500

8 Includes cash payments made to non-employee directors of Mission Community Bancorp during 2009.

9 Mr. Breault held options to purchase an aggregate of 2,000 shares at December 31, 2009 all of which were fully vested at December 31, 2009.

10 Ms. Carr resigned from the Board of Directors on April 5, 2010 for personal reasons.

11 Mr. Coy held options to purchase an aggregate of 2,000 shares at December 31, 2009, all of which were fully vested at December 31, 2009.

12 Mr. Korsgaard held options to purchase an aggregate of 3,000 shares at December 31, 2009, all of which were fully vested at December 31, 2009.

13 Mr. Stemper held options to purchase an aggregate of 2,000 shares at December 31, 2009, all of which were fully vested at December 31, 2009.

14 Mr. Rossi resigned from the Board of Directors on April 14, 2009 for personal reasons.

15 Mr. Wittstrom held options to purchase an aggregate of 2,000 shares at December 31, 2009, all of which were fully vested at December 31, 2009.

RELATED PARTY TRANSACTIONS

There are no existing or proposed material interests or transactions between us and any of our officers or directors outside the ordinary course of business, except as indicated herein.

From time to time our directors and officers and the companies with which they are associated, have banking transactions with Mission Community Bank in the ordinary course of business.  Any loans and commitments to lend included in such transactions have been, and in the future will be, made in the ordinary course of business, in accordance with all applicable laws and regulations and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness.  In addition, any such loans do not and will not involve more than the normal risk of collectability or present other unfavorable features.  As of December 31, 2009, loan commitments and loans outstanding from

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Mission Community Bank to our directors and executive officers (including associated companies) totaled approximately $307,000 or 1.6% of our shareholder’s equity.  Any future affiliated transactions will be made or entered into on terms that are no less favorable to us than those that can be obtained from an unaffiliated third party.

The Bank made various loans to former director Robin L. Rossi, as well as to his related business entities, some of which have been categorized as substandard, as noted below.  Mr. Rossi was a director of Mission Community Bancorp and Mission Community Bank until he resigned from both boards effective April 14, 2009.  The largest amount of indebtedness outstanding by Mr. Rossi and his related business entities at any time since January 1, 2009 was $4,894,965 and the amount of indebtedness outstanding by Mr. Rossi and his related entities at February 28, 2010 was $3,613,891.  The loans have both floating rates (prime plus a margin of between 0 and 100 basis points) and fixed rates (6.75% to 7.5%).  Mr. Rossi and related entities made aggregate principal and interest payments on these various loans (not including equipment leases, all of which lease payments are current) of $1,183,547 and $208,697, respectively, for the period from January 1, 2009 through February 28, 2010.  As of February 28, 2010, two of the loans to Mr. Rossi and related entities, with aggregate principal balances outstanding of $2,089,223 at February 28, 2010, were considered substandard.

On December 22, 2009 Mission Community Bancorp entered into a Securities Purchase Agreement with the Manager on behalf of and as General Partner of the Carpenter Funds.  Pursuant to the 2009 Agreement the Manager has agreed to cause the Carpenter Funds to purchase an aggregate of 3,040,000 shares of the Company’s authorized but unissued common stock, with each share of common stock paired with a warrant to purchase one share of the Company’s common stock (collectively, the “Units”) for a purchase price of $5.00 per Unit, or an aggregate cash purchase price of $15.2 million.  The warrants are exercisable for a term of ten years from issuance at an exercise price of $5.00 per share and contain customary anti-dilution provisions.  The sale of the Units is subject to receipt of all required regulatory approvals.

The 2009 Agreement contemplates that the Units will be purchased in two separate closings.  At the first closing, which occurred on April 27, 2010, the Carpenter Funds purchased an aggregate of 2,000,000 shares of common stock paired with warrants to purchase 2,000,000 shares of common stock for an aggregate purchase price of $10 million.  At the second closing, the Carpenter Funds will purchase an aggregate of 1,040,000 shares of common stock paired with warrants to purchase 1,040,000 shares of common stock for a purchase price of $5,200,000.  The Company has agreed that the proceeds from the sale of the securities in the second closing shall be used exclusively for the repurchase of the Company’s outstanding Fixed Rate Cumulative Perpetual Preferred Stock, Series D, which stock was issued by the Company on January 9, 2009 for a purchase price of $5,116,000 to the U.S. Department of the Treasury under the Troubled Asset Relief Capital Purchase Program (the “TARP Preferred Stock”), and the second closing is contingent upon the approval of the Company and the Manager of the Company’s redemption of  the TARP Preferred Stock, as well as the receipt of all regulatory and other approvals required with respect to a redemption of the TARP Preferred Stock.

Pursuant to the 2009 Agreement, the Company has agreed, effective upon the first closing, which occurred on April 27, 2010, and subject to certain conditions, to appoint three directors to the Company’s Board that have been nominated by the Manager.  Mr. Yost and Mr. Lokey, two nominees for director, have been nominated by the Manager pursuant to the 2009 Agreement.  The Company anticipates that an additional nominee will be appointed to the Board by Manager subject to receipt of all required regulatory approvals.  As of the date of this proxy statement, no additional director nominee has as yet been identified by the Manager.  See “Proposal No. 1—Election of Directors.

In addition, the 2009 Agreement provides that the Company will reimburse the Manager for its expenses incurred in connection with the 2009 Agreement in an amount not to exceed $200,000.

All affiliated transactions have been and will continue to be made or entered into on terms that are no less favorable to us than those that can be obtained from an unaffiliated third party.

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SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information, as of April 29, 2010 with respect to (a) members of the Board of Directors of Mission Community Bancorp, including persons nominated by the Board of Directors for election as directors, (b) the executive officers 16 of Mission Community Bancorp, and (c) the directors and executive officers as a group:

Names and Offices Held With Mission Community Bancorp 17	Common Shares Beneficially Owned 18	Shares Issuable Upon Exercise of Options 19	Percentage of Shares Outstanding
Directors:
Bruce M. Breault Director (Founding Chairman of the Board)	30,364	2,000	0.97%
William B. Coy (Immediate Past Chairman of the Board)	15,550	2,000	0.52%
Howard N. Gould 20 Director	2,333,334 21	2,000,000 22	81.06%
Richard Korsgaard Director	8,000	3,000	0.33%
James W. Lokey 23 Director and Executive Chairman	-0-	-0-	-0-
Anita M. Robinson President and Chief Executive Officer, Director	38,609	13,212	1.54%
Gary E. Stemper Director	9,000	2,000	0.33%
Brooks W. Wise Director and Executive Vice President	10,000	8,212	0.54%
Karl F. Wittstrom Director and Corporate Secretary	24,750	2,000	0.80%
Stephen P. Yost 24 Director	-0-	-0-	-0-
Other Executive Officers:
Ronald B. Pigeon Executive Vice President and Chief Financial Officer	2,775	3,000	0.17%
All Directors and Executive Officers as a Group (11 persons)	2,472,382	2,035,424	83.77%

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Other than as set forth in the table below, our management knows of no person who beneficially owned more than 5% of our outstanding common stock as of April 29, 2010.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	Carpenter Fund Manager GP, LLC 25 5 Park Plaza, Suite 950 Irvine, CA 92614	4,333,334 26	81.06%

16
As used throughout this proxy statement, the term “executive officer” means President/Chief Executive Officer; Executive Vice President; and Executive Vice President/Chief Financial Officer.  Mission Community Bancorp’s Chairman of the Board, Vice Chairman of the Board, Secretary and other vice presidents are not deemed to be executive officers.

17 The address of each person in the table is c/o Mission Community Bancorp, 3380 S. Higuera Street, San Luis Obispo, California 93401.

18 Except as otherwise noted, may include shares held by or with such person’s spouse and minor children; shares held by any other relative of such person who has the same home; shares held by a family trust as to which such person is a trustee with sole voting and investment power (or shared power with a spouse); shares held in street name for the benefit of such person; or shares held in an Individual Retirement Account or pension plan as to which such person has pass-through voting rights and investment power.

19 Includes shares subject to options held by directors and executive officers that are exercisable within 60 days after April 29, 2010.

20 Mr. Gould was nominated to serve on the Board by Carpenter Fund Manager, GP, LLC, a principal shareholder of Mission Community Bancorp.

21 Includes 2,333,334 shares held by three investment funds of which Carpenter Fund Manager GP, LLC is the general partner (the “Carpenter Funds”).  Mr. Gould serves as one of five Managing Members of Carpenter Fund Manager GP, LLC and as such holds shared voting and investment power with respect to these shares.  Mr. Gould disclaims beneficial ownership of these shares.  See “Proposal No. 1—Election of Directors,” above.

22 Includes warrants to purchase 2,000,000 shares of the common stock held by the Carpenter Funds which are currently exercisable.  Mr. Gould serves as one of five Managing Members of the Manager.  Mr. Gould disclaims beneficial ownership of these shares.  See “Proposal No. 1—Election of Directors,” above.

23 Mr. Lokey was nominated to serve on the Board by Carpenter Fund Manager GP, LLC, a principal shareholder of Mission Community Bancorp.  Mr. Lokey was appointed to the Board, and will also serve as the Executive Chairman of Mission Community Bancorp, subject to receipt or all required regulatory approvals.  See “Proposal No. 1—Election of Directors.”

24 Mr. Yost was nominated to serve on the Board by Carpenter Fund Manager GP, LLC, a principal shareholder of Mission Community Bancorp.  See “Proposal No. 1—Election of Directors.”

25 These shares are held of record by three investment funds of which Carpenter Fund Manager GP, LLC is the general partner with investment and voting power.  These shares are owned of record as follows: Carpenter Community BancFund LP (13,820 shares); Carpenter Community BancFund-A, LP (309,225 shares); and Carpenter Community BancFund-CA, LP (10,289 shares).  Howard Gould, a director of Mission Community Bancorp, serves as a Managing Member of Carpenter Fund Manager GP, LLC.

26 Includes warrants to purchase 2,000,000 shares of the common stock of the Company held by the Carpenter Funds which are currently exercisable.

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REPORT OF AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2009 with management.  The Audit Committee has also discussed with the independent auditors of Mission Community Bancorp the matters required to be discussed by SAS 114.  The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with the independent auditors the independence of the independent auditors.  Based on a review and discussion of the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K of Mission Community Bancorp for the 2009 fiscal year for filing with the Securities and Exchange Commission.  The Audit Committee has also considered whether the amount and nature of the non-audit services provided by Vavrinek, Trine, Day & Co., LLP is compatible with the auditor’s independence.

Submitted by The Audit Committee:
Richard Korsgaard (Chairman)
Bruce M. Breault
William B. Coy
Gary E. Stemper
Karl F. Wittstrom

PROPOSAL NO. 2 – RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

MISSION COMMUNITY BANCORP’S AUDITORS AND AUDIT FEES

Mission Community Bancorp’s Audit Committee has selected Perry-Smith LLP as independent auditors for Mission Community Bancorp for the current year. The Audit Committee determined that the time was opportune to engage in a "request for proposal" process for choosing the Company's auditor for 2010.  As a result of this process, in which Vavrinek, Trine, Day & Co. was a participant, on November 23, 2009 the Company's Board of Directors ratified the recommendation of the Audit Committee to appoint Perry-Smith LLP as the Company's new independent registered public accounting firm beginning for fiscal 2010.  The Board is requesting that its shareholders ratify the appointment of Perry-Smith LLP as the Company’s auditors for the 2010 fiscal year.  It is not anticipated that a representative of Vavrinek, Trine, Day & Co., LLP will be present at the Meeting.

The Audit Committee pre-approves all audit and permissible non-audit services to be performed by Mission Community Bancorp’s independent auditors.  Mission Community Bancorp’s independent auditor may provide only those services pre-approved by the Audit Committee or its designated subcommittee.  The Audit Committee annually reviews and pre-approves the audit, review, attest and permitted non-audit services to be provided during the next audit cycle by the independent auditor.  To the extent practicable, at the same meeting the Audit Committee also reviews and approves a budget for each of such services.  The term of any such pre-approval is for the period of the annual audit cycle, unless the Audit Committee specifically provides for a different period.

Services proposed to be provided by the independent auditor that have not been pre-approved during the annual review and the fees for such proposed services must be pre-approved by the Audit Committee or its designated subcommittee.  Additionally, fees for previously approved services that are expected to exceed the previously approved budget must also be pre-approved by the Audit Committee or its designated subcommittee.

The Audit Committee may form and delegate to a subcommittee, composed of one or more of its members, the authority to grant specific pre-approvals under its policy with respect to audit, review, attest and permitted non-audit services, provided that any such grant of pre-approval shall be reported to the full Audit Committee no later than its next scheduled meeting.  The Audit Committee may not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The following table presents the fees for professional audit services rendered by Vavrinek, Trine, Day & Co., LLP for the audit of Mission Community Bancorp’s financial statements included in Mission Community Bancorp’s Annual Report on Form 10-K and the review of the financial statements included in its quarterly reports on Form 10-Q.  Tax fees consist of the aggregate fees billed for professional services rendered by Vavrinek, Trine, Day & Co., LLP for tax compliance, tax advice and tax planning.

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	2009	2008
Audit fees	$52,000	$45,000
Audit related fees	8,000	8,000
Tax fees	8,000	8,000
All other fees	0	0
Total:	$68,000	$61,000

None of the fees paid to Vavrinek, Trine, Day & Co., LLP for 2009 and 2008 were paid under the de minimis safe harbor exception from pre-approval requirements.  The Audit Committee has concluded that the provision of non-audit services listed above is compatible with maintaining the independence of Vavrinek, Trine & Day & Co., LLP.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2

ANNUAL REPORT ON FORM 10-K

UPON WRITTEN REQUEST OF ANY SHAREHOLDER SOLICITED HEREBY, MISSION COMMUNITY BANCORP WILL PROVIDE WITHOUT CHARGE A COPY OF THE  ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) OF MISSION COMMUNITY BANCORP FOR THE FISCAL YEAR ENDED DECEMBER 31, 2009 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  REQUESTS SHOULD BE DIRECTED TO RONALD B. PIGEON, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, MISSION COMMUNITY BANCORP, 3380 S. HIGUERA STREET, SAN LUIS OBISPO, CA 93401.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Mission Community Bancorp does not have a class of equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 (the “Exchange Act”).  Therefore, the officers and directors of Mission Community Bancorp, and persons who own more than 10% of the common stock of Mission Community Bancorp are not subject to the reporting requirements under Section 16(a) of the Exchange Act.

OTHER MATTERS

Management does not know of any matters to be presented to the Meeting other than those set forth above.  However, if other matters properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with the recommendations of the Board of Directors, and authority to do so is included in the proxy.

Dated: May 15, 2010	MISSION COMMUNITY BANCORP By: /s/ Karl F. Wittstrom Karl F. Wittstrom
Secretary
3266.003/338878.4

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